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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2002

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (IRS Employer Identification Number)

1375 Peachtree Street, NW
Atlanta, Georgia 30309
(Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 404-815-0770

Item 9 Regulation FD Disclosure

        On August 14, 2002, pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, the registrant delivered to the Securities and Exchange Commission (the "Commission") sworn statements of Charles G. Betty, the registrant's principal executive officer, and Lee Adrean, the registrant's principal financial officer, both in the form specified by the Commission. Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.

        On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Charles G. Betty, the registrant's chief executive officer, and Lee Adrean, the registrant's chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.3 and 99.4.

Item 7 Financial Information, Pro Forma Financial Information and Exhibits

(c)
Exhibits

99.1	Statement Under Oath of Charles G. Betty Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 14, 2002.
99.2	Statement Under Oath of Lee Adrean Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 14, 2002.
99.3	Certification of Charles G. Betty pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, dated August 14, 2002.
99.4	Certification of Lee Adrean pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, dated August 14, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
Date: August 14, 2002	By:	/s/ CHARLES G. BETTY
	Name:	Charles G. Betty
	Title:	Chief Executive Officer

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  Item 9 Regulation FD Disclosure
  Item 7 Financial Information, Pro Forma Financial Information and Exhibits
SIGNATURES